Sandler O’Neill + Partners East Coast Financial Services Conference November 2010 Exhibit 99.1

This presentation contains certain performance measures determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Management of Ameris Bancorp (the “Company”) uses these non-GAAP measures in its analysis of the Company’s performance. These measures are useful when evaluating the underlying performance and efficiency of the Company’s operations and balance sheet. The Company’s management believes that these non-GAAP measures provide a greater understanding of ongoing operations, enhance comparability of results with prior periods and demonstrate the effects of significant gains and charges in the current period. The Company’s management believes that investors may use these non-GAAP financial measures to evaluate the Company’s financial performance without the impact of unusual items that may obscure trends in the Company’s underlying performance. These disclosures should not be viewed as a substitute for financial measures determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Tangible common equity and
Tier 1 capital ratios are non-GAAP measures. The Company calculates the Tier 1 capital using current call report instructions. The Company’s management uses these measures to assess the quality of capital and believes that investors may find them useful in their evaluation of the
Company. These capital measures may, or may not be necessarily comparable to similar capital measures that may be presented by other companies.
This presentation may contain statements that constitute “forward-looking statements” within the meaning of Section 27A of the Securities
Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words “believe”, “estimate”, “expect”,
“intend”, “anticipate” and similar expressions and variations thereof identify certain of such forward-looking statements, which speak only as of the dates which they were made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties and that actual results may differ materially from those indicated in the forward-looking statements as a result of various factors. Readers are cautioned not to place undue reliance on these forward-looking statements and are referred to the Company’s periodic filings with the Securities and Exchange Commission for a summary of certain factors that may impact the Company’s results of operations and financial condition.
Cautionary Statements
Cautionary Statements

Corporate Profile
Corporate Profile
• Headquartered in Moultrie, Georgia
• Founded in 1971 as the American Banking
Company
• Historically grown through acquisitions of smaller
banks in areas close to existing operations
• Recent growth through de novo expansion
strategy and 4 FDIC-assisted transactions
• Four state footprint with 50 offices
•
Approximately 570
FTEs managing 150,000 core
customer accounts
• Assets – $2.5 billion
Loans – $1.6 billion
Deposits – $2.1 billion
Alabama Alabama
Huntsville
Birmingham
Mobile
Columbus
Georgia Georgia
Tallahassee
Moultrie Moultrie
Macon
Atlanta
Augusta
Jacksonville
Orlando
Tampa
Ft. Myers
Miami
Savannah
Charleston
Columbia
Spartanburg
Montgomery
Greenville
South Carolina South Carolina
Florida
Florida

Experienced Management Team
Experienced Management Team

NAME / POSITION
EXPERIENCE
(Banking / Ameris)
PREVIOUS
EXPERIENCE
Edwin W. Hortman Jr.
President & Chief Executive Officer
30/12
Colony Bankcorp, Inc.
Dennis J. Zember Jr.
EVP & Chief Financial Officer
15/6
Flag Financial Corporation
Jon S. Edwards
EVP & Director of Credit Administration
26/11
NationsBank, Federal Reserve
Andrew B. Cheney
EVP & Banking Group President
35/2
Barnett Bank, Mercantile Bank
Marc J. Bogan
EVP & Chief Operating Officer
19/3
South Carolina Bank and Trust
Cindi H. Lewis
EVP, Chief Administrative Officer &
Corporate Secretary
31/31
Officer at Ameris Bank since 1987
Management and Board Ownership of Approximately 15%

Current Focus
Current Focus
Remain Well-Positioned to Capitalize on Opportunities
One of a limited number of southeastern banks able to participate in FDIC or whole bank transactions
Significant opportunities in and around our footprint
Aggressively Deal with Credit Issues
Continue to be aggressive in recognizing and charging off problem credits
Aggressively value problem loans and OREO
Improve Core Earnings & Build Deposit Reserves
Continue to tweak funding costs and operating expense burden
Amassing large base of low cost deposit reserves for future investment
Maintain core earnings at a level that covers anticipated credit costs

• Diversified loan portfolio across five regions
– Inland Georgia – 42%
– Coastal Georgia – 12%
– Alabama – 14%
• In-house lending limit of $5 million versus $75 million legal limit
– 2 loans above $5 million
• Loan participations less than 1.00% of total loans
• Low average loan size ($86k)
• Aggressive management of concentrations of credit
Loan Portfolio Detail
Loan Portfolio Detail

Loan Portfolio Detail – 9/30/10
– South Carolina – 18%
– Florida – 14%
Loan Type
Average Loan
Size
Average
Rate
Commercial R/E $    341,833 5.59%
C&D 139,806 5.09
Residential 65,515 6.16
C&I 45,514 5.75
Consumer 7,419 7.36
Agriculture 118,801 6.10
Total $      85,685 5.76%

C&D and CRE Detail
C&D and CRE Detail
(in millions) (in millions)

C&D Portfolio
C&D Portfolio
CRE Portfolio (Non Owner-Occupied)
CRE Portfolio (Non Owner-Occupied)
- 49% of our CRE portfolio
is owner-occupied
- Average CRE loan is $342k
Data as of 6/30/10; excludes covered loans
- Reduced outstandings 31% in last
12 months
- Average LTV is 72%
- Average appraisal age is 9 months
- 36% of all YTD NCO’s

Managing Asset Quality
Managing Asset Quality
Nonperforming Loans vs. OREO ($MM)
Nonperforming Loans vs. OREO ($MM)
All Classified Assets – Peaked in 11/09
C&D as a Percentage of Capital
Data as of 9/30/10; excludes covered loans

Credit Cycle
Credit Cycle

• Only $30.7 million of accruing substandard
loans. Down 57% from the peak in June
2009.
• Non-Accrual loans held at 44.5% of original
appraisal.
• OREO held at 41.9% of original appraisal
(76.6% of current appraisal).
• Values are appropriate for sale to end users.
Investor sales require more discounts.
(1)  Cumulative losses defined as provision for loan losses plus  (gains)/losses on the sale of OREO
(2)  Net Book balance of classified loans and non-accruing loans is net of LLR totaling $5.7 million and $16.8 million, respectively
Cumulative losses in Current Economic Cycle
(1)
Conservative Carrying Values of Classified Assets
(2)
• Analysis shows that Ameris Bank is 70% -80%
through the current cycle with no dilution to
TBV or capital levels.
• Forecasted cumulative losses for remainder
of cycle is $55 million.
• Forecasted pre-tax, pre-credit earnings for
remainder of cycle is  $59.2 million.
• ABCB forecasts 10% - 11% cumulative
charge-offs.

Third Quarter Update
Third Quarter Update

(1) Excludes covered assets, where applicable
dollars in millions, except per share data
Q3 '09 Q4 '09 Q1 '10 Q2 '10 Q3 '10
Balance Sheet
Assets $     2,207 $     2,424 $     2,352 $     2,422 $    2,435
Loans, net 1,611 1,686 1,627 1,651 1,614
Tangible Common Equity / Assets 5.84% 5.86% 5.97% 9.17% 9.08
Tangible Book Value $        9.00 $     10.10 $        9.94 $        9.43 $       9.35
PERFORMANCE
Pre-tax, pre-credit earnings $     9,441 $     9,588 $   10,513 $   11,876 $  11,847
Diluted earnings per share (0.06) (2.84) (0.17) (0.18) (0.07)
Net interest margin (TE) 3.65% 3.66% 3.92% 4.01% 4.04%
Efficiency ratio 65.83 85.10 66.93 63.35 70.08
CREDIT QUALITY
(1)
NPAs / Assets 4.79% 4.85% 5.21% 5.62% 5.67%
NCOs / Avg loans 2.70 5.14 3.12 4.22 2.14
Reserves / Loans 2.54 2.26 2.18 2.25 2.33
Reserves / NPLs 49.99 37.20 37.44 36.37 37.99

Local Deposit Customers drive Profitability
Local Deposit Customers drive Profitability

• Strategy produces 20% more funding from local deposits than our peer group
• Much less rate sensitive, produces lower COF and higher margins
• Sales culture focuses solely on driving more retail and business transaction accounts
Retail Funding as a % of total Funding Retail Funding as a % of total Funding Deposit Composition –
Deposit Composition –
– 9/30/10 9/30/10

Strong Core Operating Performance
Strong Core Operating Performance

Source: SNL Financial
(1) Credit expenses include provision, OREO losses, problem loan expense and interest reversals on non-accrual loans
Excludes non-recurring charges for goodwill impairment of $54.8 million
(2) ABCB net interest margin on a fully taxable-equivalent basis
“Project 2010”
• A comprehensive plan covering numerous cost saving initiatives
• Expect to improve pre-tax, pre-credit income by approximately $9.6 million in 2010
– Increase net interest income by $2.6 million
– Improve non-interest income by $0.9 million
– Reduce operating expense by $6.1 million
Pre-Tax, Pre-Credit Earnings
(1)
($000s) Net Interest Margin
(2)
(%)

Recent Successes
FDIC-Assisted Acquisitions
• Announced purchase and assumption agreements with FDIC loss sharing to acquire
– American United Bank (10/23/09) - $125 million in assets, $12.1 million gain
– United Security Bank (11/6/09) - $150 million in assets, $26.5 million gain
– Satilla Community Bank (5/14/10) $105 million in assets, $8.2 million gain
– First Bank Jacksonville (10/24/10) $75 million in assets, $0.3 million gain
• Consolidating 2 of the 4 branches acquired
– Keeping only profitable, core deposit relationships
– Jacksonville acquisition adds two branches in our primary growth market
• Significant  capacity to continue acquiring
– Current capital and operating resources allow
for significant participation in FDIC transactions
– Covered assets are only 11.6% of total assets
– Experienced 20 person Special Assets Division

Protected Tangible Book Value
Protected Tangible Book Value
Tangible Book Value Per Share Tangible Book Value Per Share
(1) (1)
-No dilution during
economic downturn
- Capital raise completed
at 99% of pro-forma TBV
- Core earnings stream
covers anticipated credit
costs and protects TCE
going forward

(1)   Tangible book value per share adjusted for stock dividends

Potential Consolidation Opportunities
Potential Consolidation Opportunities
Potential Opportunities Headquartered Within 75 Miles of an ABCB Branch
(1)
Potential Opportunity Asset Size Distribution
(1)
Number of Number of Deposits
State Institutions Branches ($MM)
Alabama 2 6 151 $
Florida 14 71 3,082
Georgia 67 268 16,091
South Carolina 9 70 2,887
Total 92 415 22,211 $
21
4
63
2
2
0

< $250 $250 - $500 $500 - $750 $750 - $1,000 > $1,000
Asset Range ($MM)
Source: SNL Financial
Data as of 6/30/10
(1)
Potential Opportunities include banks and thrifts with Texas Ratios greater than 100%, headquartered within 75 miles of an ABCB branch
South South
Carolina
Carolina
Georgia
Georgia
Alabama
Alabama
Huntsville
Birmingham
Montgomery
Columbus
Macon
Augusta
Spartanburg
Columbia
Tallahassee
Jacksonville
AtlantaAtlanta
Orlando
Tampa
Savannah
Charleston
Moultrie
Ameris Branch
Potential Opportunity (1)
South South
Carolina
Carolina
Georgia
Georgia
Florida
FloridaFlorida
Alabama
Alabama
Huntsville
Birmingham
Montgomery
Columbus
Macon
Augusta
Spartanburg
Columbia
Jacksonville
Orlando
Tampa
Savannah
Moultrie
Tallahassee
Charleston
South South
Carolina
Carolina
Georgia
Georgia
Alabama
Alabama
Huntsville
Birmingham
Montgomery
Columbus
Macon
Augusta
Spartanburg
Columbia
Tallahassee
Jacksonville
AtlantaAtlanta
Orlando
Tampa
Savannah
Charleston
Moultrie
Ameris Branch
Potential Opportunity (1)
South South
Carolina
Carolina
Georgia
Georgia
Florida
Alabama
Alabama
Huntsville
Birmingham
Montgomery
Columbus
Macon
Augusta
Spartanburg
Columbia
Jacksonville
Orlando
Tampa
Savannah
Moultrie
Tallahassee
Charleston

Sandler O’Neill + Partners East Coast Financial Services Conference November 2010